Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

GROWTH EQUITY

[Growth Equity Artwork]

Annual Report
2002

DELAWARE
Trend Fund

[Graphic Omitted]POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c)Delaware Distributors, L.P.

Table
   of Contents

Letter to Shareholders                    1

Portfolio Management Review               3

At Delaware                               4

Performance Summary                       5

Financial Statements:

  Statement of Net Assets                 6

  Statement of Operations                 8

  Statements of Changes in Net Assets     9

  Financial Highlights                   10

  Notes to Financial Statements          14

  Report of Independent Auditors         17

Board of Trustees/Officers               18

Letter                                                       Delaware Trend Fund
   to Shareholders                                           July 9, 2002

Recap of Events
At the midpoint of 2002, U.S. equities appeared to be on their way to a third calendar year of negative returns. With reports of corporate accounting malpractices dominating business headlines, negative sentiment was running rampant in the marketplace as we entered the third quarter.

Following a strong recovery by stocks during the fourth quarter of 2001, major equity indexes began to decline and by June had fallen to levels near, or past, their previous low points since the stock market peak of March 2000. In fact, the just-closed quarter was the worst second quarter of any year since 1970 for the Dow Jones Industrial Average (Source: The Wall Street Journal Market Data Group). As investors continued to fret about a range of issues, including terrorism, corporate accounting practices, and potential weakness in the current economic recovery, equity prices became further depressed in most industries. By the end of June, the negative sentiment in the stock market felt like a polar opposite of 1999's period of "irrational exuberance." On many days, the stock market lost ground regardless of the tone of the day's business news.

We believe the extreme bearish sentiment in the market this summer may actually be a long-term bullish sign for committed investors. None of the reasons discussed above suggest to us that investors' current outlook should be so negative. A core principle of long-term investing is that no trend lasts forever. Market history tells us that down markets usually create long-range opportunities. No one knows whether the stock market is going up, down, or sideways over the next few months, or even years. What we do know is that, when compared to many other assets, equities offer strong long-term capital appreciation potential.

Although the U.S. economy is recovering slowly from last year's recession, that recovery is progressing quite steadily. The annual growth rate for gross domestic product in the first quarter far surpassed the rate predicted by a Wall Street Journal survey of 55 professional economists in January. A similar mid year poll put expected economic growth rates for the third and fourth quarters of this year at +3.3% and +3.7%, respectively. Continuation of the recovery would eventually mean a stronger profit picture. The weak profit picture is currently the key factor determining stock prices in the view of many investors.

Delaware Trend Fund returned -18.12% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended June 30, 2002, outperforming the -25.00% loss of the Russell 2000 Growth Index over the same year. The Fund's performance also beat the -25.16% return of the Lipper Mid-Cap Growth Funds Average during the period.

Market Outlook
The investment landscape has clearly changed in recent years. In our opinion, equity investors are still going through a long and painful process of reining in expectations after years of outsized returns and a technology bubble of historic proportions in the late 1990s. Once that process is complete, and once stronger corporate earnings become apparent, we can expect to see average returns for stocks, going forward on the order of approximately seven to 10 percent per year over the long term. In the meantime, we think professionally managed funds remain attractive investment options, and may hold advantages over indexing strategies should the stock market remain range-bound.

Total Return
For the period ended June 30, 2002                       One Year

Delaware Trend Fund -- Class A Shares                    -18.12%
Lipper Mid-Cap Growth Funds Average (524 funds)          -25.16%
Russell 2000 Growth Index                                -25.00%

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 5. The Lipper Mid-Cap Growth Funds Average represents the average return of mid-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). The Russell 2000 Growth Index is an unmanaged index that includes the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. Past performance is not a guarantee of future results.

There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is imperative, especially with the stock market struggling to find its legs. We encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals.

In the long run, we are optimistic about the prospects for both the U.S. economy and for equity investing. We believe that the U.S. continues to offer a political and business structure that provides the world's best opportunities for growth, while our nation's wealth of intellectual capital, innovation, and ingenuity is second to none. In our opinion, it takes a Herculean effort to remain pessimistic about the U.S. stock market over long periods. We believe that, like most stock market trends, the environment of overwhelming pessimism that investors have recently created must end in time.

Sincerely,

/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Top 10 Sectors
As of June 30, 2002

                                                              Percentage
Sector                                                       of Net Assets
--------------------------------------------------------------------------
 1. Consumer Services                                           19.88%
--------------------------------------------------------------------------
 2. Consumer Non-Durable/Retail                                 14.48%
--------------------------------------------------------------------------
 3. Insurance                                                   10.17%
--------------------------------------------------------------------------
 4. Healthcare & Pharmaceuticals                                 9.49%
--------------------------------------------------------------------------
 5. Banking & Finance                                            8.95%
--------------------------------------------------------------------------
 6. Consumer Durable/Cyclical                                    6.87%
--------------------------------------------------------------------------
 7. Consumer Non-Durable/Other                                   4.65%
--------------------------------------------------------------------------
 8. Technology/Software                                          4.30%
--------------------------------------------------------------------------
 9. Technology/Communications                                    3.65%
--------------------------------------------------------------------------
10. Basic Industry/Capital Goods                                 3.46%
--------------------------------------------------------------------------

Top 10 Holdings
As of June 30, 2002

                                                              Percentage
Company                        Industry                      of Net Assets
--------------------------------------------------------------------------
 1. Dollar Tree Stores         Consumer Non-Durable/Retail       4.07%
--------------------------------------------------------------------------
 2. Sonic                      Consumer Services                 3.21%
--------------------------------------------------------------------------
 3. Everest Re Group           Insurance                         2.74%
--------------------------------------------------------------------------
 4. PartnerRe                  Insurance                         2.54%
--------------------------------------------------------------------------
 5. D.R. Horton                Consumer Durable/Cyclical         2.54%
--------------------------------------------------------------------------
 6. The Cheesecake Factory     Consumer Services                 2.36%
--------------------------------------------------------------------------
 7. Krispy Kreme Doughnuts     Consumer Non-Durable/Other        2.36%
--------------------------------------------------------------------------
 8. City National              Banking & Finance                 2.21%
--------------------------------------------------------------------------
 9. Coach                      Consumer Non-Durable/Retail       2.06%
--------------------------------------------------------------------------
10. LIN TV                     Consumer Services                 2.02%
--------------------------------------------------------------------------

Portfolio                                                    Delaware Trend Fund
   Management Review                                         July 9, 2002

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
Stocks experienced substantial volatility over the past year, as investors looked for signs of an improvement in the overall macroeconomic environment. Equities were also impacted by September 11 and fears of subsequent terrorist attacks, as well as concerns about the quality of accounting statements that arose from the troubles of Enron and Worldcom, along with others. Growth stocks in particular were hard hit, with the Nasdaq Composite Index declining over 30 percent during the fiscal year.

On a relative basis, the Fund managed to outperform both its Lipper peer group and benchmark index. For the fiscal year ended June 30, 2002, Delaware Trend Fund returned -18.12% (Class A shares at net asset value with distributions reinvested), surpassing the Russell 2000 Growth Index and Lipper Mid-Cap Growth Funds Average which lost -25.00% and -25.16%, respectively.

Portfolio Highlights
Consumer stocks were the best performers during the year as personal spending remained steady despite the overall economic slowdown. Financial stocks also did well, benefiting from a series of Federal Reserve interest rate cuts that spurred refinancing activity. Our outperformance versus the benchmark was helped by our relative overweighting in these sectors.

Technology stocks were among the worst performers, as many companies in this sector experienced substantial declines in sales and earnings and still face an uncertain near-term outlook. Healthcare stocks also declined as several biotech-nology companies announced problems relating to drugs in development.

Among individual issues, homebuilders D.R. Horton and KB Home were the two best performers, each up more than 70 percent. These companies both benefited from continued strength in new housing construction. Restaurant stocks also did well, with Sonic up almost 50 percent during the year, as it continued to post strong increases in sales and earnings. Transwitch was one of the worst performing stocks during the year due to an overall decline in telecommunications-related spending. We have exited from our position in Transwitch.

Cubist Pharmaceuticals was the worst performing healthcare stock, as it declined substantially after problems arose regarding one of its drugs in development. We continue to believe in the long-term potential of the company's products, and have maintained our stock position.

Outlook
Looking forward, we welcome the added scrutiny that the market has placed on companies' financial statements as affirmation of one of the long-held elements of our overall investment process; selecting only those companies that possess strong balance sheets.

While we are disappointed with the equity markets' poor performances, we have used the overall decline in stock prices as an opportunity to add to our positions of those companies that we believe will benefit from a market turnaround. Whereas we are uncertain about the timing and magnitude of a market rebound, we expect that those companies that are able to deliver strong earnings and sales will be rewarded, and have focused our efforts on finding and holding these stocks.

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.
o  Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.


[Graphic omitted]
e:delivery logo

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
   Trend Fund

Fund Basics
As of June 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$1.37 billion
--------------------------------------------------------------------------------
Number of Holdings:
75
--------------------------------------------------------------------------------
Fund Start Date:
October 3, 1968
--------------------------------------------------------------------------------
Your Fund Management:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DELTX
Class B DERBX
Class C DETCX

Fund Performance
Average Annual Total Returns
Through June 30, 2002       Lifetime      10 Years      Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 10/3/68)
Excluding Sales Charge       +9.29%        +13.73%         +9.19%       -18.12%
Including Sales Charge       +9.10%        +13.06%         +7.90%       -22.85%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge      +11.70%                        +8.42%       -18.65%
Including Sales Charge      +11.70%                        +8.16%       -22.72%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge       +9.41%                        +8.41%       -18.70%
Including Sales Charge       +9.41%                        +8.41%       -19.52%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.
The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.
Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.
Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.
The average annual total returns for the lifetime (since 10/3/68), 10-year, five-year, and one-year periods ended June 30, 2002 for Delaware Trend Fund's Institutional Class were +9.37%, +14.01%, +9.50%, and -17.90%, respectively. The Institutional Class shares were first made available on November 23, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 23, 1992 for Delaware Trend Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.
The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Nasdaq Institutional Class symbol: DGTIX


Performance of a $10,000 Investment
June 30, 1992 Through June 30, 2002

                   Delaware Trend
                   Fund - Class A           Russell 2000
                       Shares               Growth Index
30-Jun-92              $9,428                  $10,000
30-Jun-93             $12,751                  $12,045
30-Jun-94             $12,827                  $12,151
30-Jun-95             $15,956                  $15,289
30-Jun-96             $21,625                  $19,339
30-Jun-97             $21,998                  $20,229
30-Jun-98             $27,272                  $22,900
30-Jun-99             $34,024                  $24,801
30-Jun-00             $55,752                  $31,842
30-Jun-01             $41,691                  $24,437
30-Jun-02             $34,136                  $18,326


Chart assumes $10,000 invested on June 30, 1992 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged index that includes the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                                  Delaware Trend Fund
   of Net Assets                                           June 30, 2002


                                                     Number of       Market
                                                       Shares         Value
Common Stock - 94.19%
Banking & Finance - 8.95%
  City National                                        564,000     $ 30,315,000
  Cullen/Frost Bankers                                 649,900       23,324,911
  Doral Financial                                      636,200       21,242,718
 *Downey Financial                                     379,500       17,950,350
 *Sovereign Bancorp                                    536,100        8,014,695
  Webster Financial                                    577,000       22,064,480
                                                                   ------------
                                                                    122,912,154
                                                                   ------------
Basic Industry/Capital Goods - 3.46%
 +Mettler-Toledo International                         673,400       24,828,258
 +MSC Industrial Direct Class A                        957,400       18,669,300
  Roper Industries                                     108,500        4,047,050
                                                                   ------------
                                                                     47,544,608
                                                                   ------------

Business Services - 3.08%
 +Bright Horizons Family Solutions                     569,300       18,849,523
*+Corporate Executive Board                            214,100        7,332,925
 +Resources Connection                                 597,700       16,131,923
                                                                   ------------
                                                                     42,314,371
                                                                   ------------

Consumer Durable/Cyclical - 6.87%
 *D.R. Horton                                        1,338,348       34,837,198
*+Gentex                                               969,500       26,632,165
  KB HOME                                              499,800       25,744,698
 +WCI Communities                                      244,600        7,081,170
                                                                   ------------
                                                                     94,295,231
                                                                   ------------

Consumer Non-Durable/Other - 4.65%
 +American Italian Pasta Class A                       507,800       25,892,722
*+Krispy Kreme Doughnuts                             1,006,300       32,392,797
 +Peets Coffee & Tea                                   301,000        5,541,410
                                                                   ------------
                                                                     63,826,929
                                                                   ------------

Consumer Non-Durable/Retail - 14.48%
*+American Eagle Outfitters                            482,250       10,194,765
 +Coach                                                516,200       28,339,380
*+Cost Plus                                            880,675       26,931,042
 +Dollar Tree Stores                                 1,418,475       55,902,099
*+Duane Reade                                          586,800       19,980,540
 +Gamestop                                             189,100        3,969,209
*+Linens 'n Things                                     245,700        8,061,417
 +Rent A Center                                        286,600       16,625,666
 +TOO                                                  597,000       18,387,600
*+Tweeter Home Entertainment Group                     631,200       10,313,808
                                                                   ------------
                                                                    198,705,526
                                                                   ------------


Consumer Services - 19.88%
*+California Pizza Kitchen                             212,800        5,277,440
 +CEC Entertainment                                    425,700       17,581,410
*+Cumulus Media                                      1,163,400       16,031,652
*+Extended Stay America                              1,506,400       24,433,808
 *Four Seasons Hotels                                  252,300       11,832,870
 +Getty Images                                         980,700       21,349,839
 +LIN TV Class A                                     1,027,000       27,770,080
*+Mediacom Communications                            1,585,100       12,347,929
*+Radio One                                            798,600       11,875,182
 *Ruby Tuesday                                         625,400       12,132,760

                                                     Number of       Market
                                                       Shares         Value

Common Stock (continued)
Consumer Services (continued)
 +Sonic                                              1,403,600     $ 44,087,076
 +The Cheesecake Factory                               914,950       32,462,426
 +West                                               1,018,500       22,468,110
 +Westwood One                                         395,700       13,224,294
                                                                   ------------
                                                                    272,874,876
                                                                   ------------

Energy - 1.49%
*+Pride International                                  942,800       14,764,248
  Rowan Companies                                      264,500        5,673,525
                                                                   ------------
                                                                     20,437,773
                                                                   ------------

Healthcare & Pharmaceuticals - 9.49%
*+CIMA Labs                                            558,700       13,475,844
*+Cubist Pharmaceuticals                             1,405,300       13,223,873
*+CV Therapeutics                                      482,400        8,982,288
*+Exelixis                                           1,068,300        8,044,299
*+First Horizon Pharmaceutical                       1,015,000       21,000,350
*+Inhale Therapeutic Systems                         1,787,200       16,960,528
*+Inspire Pharmaceuticals                              472,600        1,819,510
*+Neurocrine Biosciences                               749,000       21,458,850
*+Trimeris                                             570,100       25,306,739
                                                                   ------------
                                                                    130,272,281
                                                                   ------------

Insurance - 10.17%
  Berkley (Wr)                                         352,500       19,387,500
  Everest Re Group                                     671,300       37,559,235
  HCC Insurance Holdings                               357,500        9,420,125
 *PartnerRe                                            712,500       34,876,875
  Radian Group                                         461,800       22,480,424
 *RenaissanceRe Holdings                               434,000       15,884,400
                                                                   ------------
                                                                    139,608,559
                                                                   ------------

Technology/Communications - 3.65%
 +Advanced Fibre Communications                      1,588,200       26,268,828
 +Applied Micro Circuits                               864,600        4,089,558
 +Ciena                                              1,221,675        5,118,818
*+Finisar                                            1,388,300        3,290,271
*+Tekelec                                            1,410,900       11,329,527
                                                                   ------------
                                                                     50,097,002
                                                                   ------------

Technology/Hardware - 2.53%
 +CoorsTek                                             436,800       13,501,488
 +Micrel                                             1,060,000       15,242,800
 +Vitesse Semiconductor                              1,920,700        5,973,377
                                                                   ------------
                                                                     34,717,665
                                                                   ------------

Technology/Software - 4.30%
*+Cerner                                               113,700        5,438,271
*+Exult                                                325,500        2,115,750
 *Henry (Jack) & Associates                          1,409,500       23,524,555
 +NetIQ                                                264,800        5,992,424
*+Quest Software                                     1,005,300       14,607,009
*+Webex Communications                                 464,000        7,377,600
                                                                   ------------
                                                                     59,055,609
                                                                   ------------

Statement                                                  Delaware Trend Fund
   of Net Assets (continued)
                                                     Number of       Market
                                                       Shares         Value
Common Stock (continued)
Transportation - 1.19%
 +Arkansas Best                                        642,100   $   16,360,708
                                                                 --------------
                                                                     16,360,708
                                                                 --------------
Total Common Stock (cost $1,193,211,363)                         $1,293,023,292
                                                                 --------------
                                                     Principal
                                                       Amount
Repurchase Agreements - 6.26%
 With BNP Paribas 1.91%
  7/1/02 (dated 6/28/02,
  collateralized by $22,260,000
  U.S. Treasury Notes 6.00% due
  9/30/02, market value $22,817,901
  and $8,517,000 U.S. Treasury Notes
  5.375% due 6/30/03,
  market value $9,029,647)                        $ 31,164,000       31,164,000

 With J.P. Morgan Securities 1.83%
  7/1/02 (dated 6/28/02,
  collateralized by $24,123,000
  U.S. Treasury Bills due
  9/19/02, market value $24,042,088)                23,567,000       23,567,000

 With UBS Warburg 1.90%
  7/1/02 (dated 6/28/02,
  collateralized by $11,130,000
  U.S. Treasury Notes 5.375% due
  6/30/03, market value $11,799,758,
  $11,130,000 U.S. Treasury Notes
  5.875% due 2/15/04,
  market value $11,952,873,
  and $7,186,000 U.S. Treasury Notes
  6.625% due 5/15/07,
  market value $8,040,994)                        31,164,000         31,164,000
                                                                 --------------

Total Repurchase Agreements
  (cost $85,895,000)                                                 85,895,000
                                                                 --------------
Total Market Value of Securities - 100.45%
  (cost $1,279,106,363)                                           1,378,918,292
Liabilities Net of Receivables and
  Other Assets - (0.45%)                                             (6,188,963)
                                                                 --------------
Net Assets Applicable to 88,119,111
  Shares Outstanding - 100.00%                                   $1,372,729,329
                                                                 ==============
Net Asset Value - Delaware Trend Fund
  Class A ($829,409,098 / 52,589,716 Shares)                             $15.77
                                                                         ------
Net Asset Value - Delaware Trend Fund
  Class B ($199,027,167 / 13,664,506 Shares)                             $14.57
                                                                         ------
Net Asset Value - Delaware Trend Fund
  Class C ($130,859,593 / 8,828,501 Shares)                              $14.82
                                                                         ------
Net Asset Value - Delaware Trend Fund
  Institutional Class ($213,433,471 / 13,036,388 Shares)                 $16.37
                                                                         ------

Components of Net Assets at June 30, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                             $1,541,357,564
Accumulated net realized loss on investments                       (268,440,164)
Net unrealized appreciation of investments                           99,811,929
                                                                 --------------
Total net assets                                                 $1,372,729,329
                                                                 ==============

* Security is fully or partial on loan. See Note 7 in "Notes to Financial Statements".

+ Non-income producing security for the year ended June 30, 2002.

Net Asset Value and Offering Price Per Share -
 Delaware Trend Fund
Net asset value Class A (A)                                              $15.77
Sales charge (5.75% of offering price, or 6.09%
  of amount invested per share) (B)                                        0.96
                                                                         ------
Offering price                                                           $16.73
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                              Delaware Trend Fund
   of Operations                                       Year Ended June 30, 2002

Investment Income:
  Dividends                                                                     $3,713,135
  Interest                                                                       2,475,479
  Securities lending income                                                      1,036,011      $   7,224,625
                                                                                ----------      -------------
Expenses:
  Management fees                                                                9,346,438
  Distribution expenses-- Class A                                                2,184,675
  Distribution expenses-- Class B                                                2,138,346
  Distribution expenses-- Class C                                                1,240,146
  Dividend disbursing and transfer agent fees and expenses                       4,237,592
  Accounting and administration expenses                                           572,297
  Reports and statements to shareholders                                           492,869
  Registration fees                                                                213,120
  Professional fees                                                                 95,600
  Custodian fees                                                                    85,398
  Trustees' fees                                                                    45,400
  Other                                                                            315,122         20,967,003
                                                                                ----------
  Less expenses paid indirectly                                                                       (31,740)
                                                                                                -------------
  Total expenses                                                                                   20,935,263
                                                                                                -------------
Net Investment Loss                                                                               (13,710,638)
                                                                                                -------------

Net Realized and Unrealized Loss on Investments:
  Net realized loss on investments                                                                (60,905,964)
  Net change in unrealized appreciation/depreciation of investments                              (207,904,063)
                                                                                                -------------
Net Realized and Unrealized Loss on Investments                                                  (268,810,027)
                                                                                                -------------

Net Decrease in Net Assets Resulting from Operations                                            $(282,520,665)
                                                                                                =============

See accompanying notes

Statements                                                  Delaware Trend Fund
   of Changes in Net Assets

                                                                                                 Year Ended
                                                                                      6/30/02                 6/30/01
Decrease in Net Assets from Operations:
  Net investment loss                                                              $  (13,710,638)          $  (11,721,715)
  Net realized loss on investments                                                    (60,905,964)            (204,275,179)
  Net change in unrealized appreciation/depreciation of investments                  (207,904,063)            (239,116,971)
                                                                                   --------------           --------------
  Net decrease in net assets resulting from operations                               (282,520,665)            (455,113,865)
                                                                                   --------------           --------------

Dividends and Distributions to Shareholders from:
  Net realized gain on investments:
    Class A                                                                                    --              (72,116,046)
    Class B                                                                                    --              (20,379,237)
    Class C                                                                                    --               (6,528,617)
    Institutional Class                                                                        --              (20,671,748)
                                                                                   --------------           --------------
                                                                                               --             (119,695,648)
                                                                                   --------------           --------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                           320,400,610              372,016,249
    Class B                                                                            39,994,517              138,685,706
    Class C                                                                            57,434,074              109,302,662
    Institutional Class                                                                93,139,501              203,490,823

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                    --               68,994,261
    Class B                                                                                    --               19,062,402
    Class C                                                                                    --                6,160,908
    Institutional Class                                                                        --               20,640,315
                                                                                   --------------           --------------
                                                                                      510,968,702              938,353,326
                                                                                   --------------           --------------

  Cost of shares repurchased:
    Class A                                                                          (184,728,540)            (173,042,147)
    Class B                                                                           (41,521,600)             (43,822,370)
    Class C                                                                           (27,501,733)             (28,001,289)
    Institutional Class                                                               (95,534,053)            (112,122,384)
                                                                                   --------------           --------------
                                                                                     (349,285,926)            (356,988,190)
                                                                                   --------------           --------------
Increase in net assets derived from capital share transactions                        161,682,776              581,365,136
                                                                                   --------------           --------------
Net Increase (Decrease) in Net Assets                                                (120,837,889)               6,555,623

Net Assets:
  Beginning of period                                                               1,493,567,218            1,487,011,595
                                                                                   --------------           --------------
  End of period                                                                    $1,372,729,329           $1,493,567,218
                                                                                   ==============           ==============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                  Delaware Trend Fund Class A
                                                                                           Year Ended
                                                                   6/30/02     6/30/01       6/30/00     6/30/99     6/30/98
Net asset value, beginning of period                              $19.260      $27.800       $19.630     $18.550     $16.730

Income (loss) from investment operations:
Net investment loss(1)                                             (0.151)      (0.146)       (0.188)     (0.140)     (0.126)
Net realized and unrealized gain (loss) on investments             (3.339)      (6.279)       11.333       3.820       3.886
                                                                  -------      -------       -------     -------     -------
Total from investment operations                                   (3.490)      (6.425)       11.145       3.680       3.760
                                                                  -------      -------       -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                       --       (2.115)       (2.975)     (2.600)     (1.940)
                                                                  -------      -------       -------     -------     -------
Total dividends and distributions                                      --       (2.115)       (2.975)     (2.600)     (1.940)
                                                                  -------      -------       -------     -------     -------

Net asset value, end of period                                    $15.770      $19.260       $27.800     $19.630     $18.550
                                                                  =======      =======       =======     =======     =======

Total return(2)                                                   (18.12%)     (25.22%)       63.86%      24.76%      23.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $829,409     $856,732      $922,398    $504,007    $469,152
Ratio of expenses to average net assets                             1.45%        1.34%         1.29%        1.45%      1.34%
Ratio of net investment loss to average net assets                 (0.91%)      (0.68%)       (0.80%)      (0.87%)    (0.70%)
Portfolio turnover                                                    47%          50%           77%          86%       114%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                 Delaware Trend Fund Class B
                                                                                          Year Ended
                                                                6/30/02       6/30/01       6/30/00      6/30/99     6/30/98

Net asset value, beginning of period                            $17.920       $26.180       $18.750      $17.960     $16.370

Income (loss) from investment operations:
Net investment loss(1)                                           (0.258)       (0.283)       (0.348)      (0.248)     (0.252)
Net realized and unrealized gain (loss) on investments           (3.092)       (5.862)       10.753        3.638       3.782
                                                                -------       -------       -------      -------     -------
Total from investment operations                                 (3.350)       (6.145)       10.405        3.390       3.530
                                                                -------       -------       -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                     --        (2.115)       (2.975)      (2.600)     (1.940)
                                                                -------       -------       -------      -------     -------
Total dividends and distributions                                    --        (2.115)       (2.975)      (2.600)     (1.940)
                                                                -------       -------       -------      -------     -------

Net asset value, end of period                                  $14.570       $17.920       $26.180      $18.750     $17.960
                                                                =======       =======       =======      =======     =======

Total return(2)                                                 (18.65%)      (25.76%)       62.74%       23.83%      23.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $199,027      $247,230      $231,856      $86,463     $71,470
Ratio of expenses to average net assets                           2.16%         2.05%         2.01%        2.17%       2.09%
Ratio of net investment loss to average net assets               (1.62%)       (1.39%)       (1.52%)      (1.59%)     (1.45%)
Portfolio turnover                                                  47%           50%           77%          86%        114%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                  Delaware Trend Fund Class C
                                                                                          Year Ended
                                                                6/30/02        6/30/01      6/30/00     6/30/99      6/30/98
Net asset value, beginning of period                            $18.230       $26.600       $19.010     $18.170      $16.540

Income (loss) from investment operations:
Net investment loss(1)                                           (0.250)       (0.280)       (0.353)     (0.250)      (0.255)
Net realized and unrealized gain (loss) on investments           (3.160)       (5.975)       10.918       3.690        3.825
                                                                -------       -------       -------     -------      -------
Total from investment operations                                 (3.410)       (6.255)       10.565       3.440        3.570
                                                                -------       -------       -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                     --        (2.115)       (2.975)     (2.600)      (1.940)
                                                                -------       -------       -------     -------      -------
Total dividends and distributions                                    --        (2.115)       (2.975)     (2.600)      (1.940)
                                                                -------       -------       -------     -------      -------

Net asset value, end of period                                  $14.820       $18.230       $26.600     $19.010      $18.170
                                                                =======       =======       =======     =======      =======

Total return(2)                                                 (18.70%)      (25.73%)       62.72%      23.82%       23.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $130,860      $127,154       $74,924     $20,566      $14,259
Ratio of expenses to average net assets                           2.16%         2.05%         2.01%       2.17%        2.09%
Ratio of net investment loss to average net assets               (1.62%)       (1.39%)       (1.52%)     (1.59%)      (1.45%)
Portfolio turnover                                                  47%           50%           77%         86%         114%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                        Delaware Trend Fund Institutional Class
                                                                                        Year Ended
                                                               6/30/02     6/30/01       6/30/00    6/30/99     6/30/98

Net asset value, beginning of period                           $19.940     $28.630       $20.080    $18.870     $16.950

Income (loss) from investment operations:
Net investment loss(1)                                          (0.102)     (0.084)       (0.121)    (0.095)     (0.082)
Net realized and unrealized gain (loss) on investments          (3.468)     (6.491)       11.646      3.905       3.942
                                                               -------     -------       -------    -------     -------
Total from investment operations                                (3.570)     (6.575)       11.525      3.810       3.860
                                                               -------     -------       -------    -------     -------

Less dividends and distributions from:
Net realized gain on investments                                    --      (2.115)       (2.975)    (2.600)     (1.940)
                                                               -------     -------       -------    -------     -------
Total dividends and distributions                                   --      (2.115)       (2.975)    (2.600)     (1.940)
                                                               -------     -------       -------    -------     -------

Net asset value, end of period                                 $16.370     $19.940       $28.630    $20.080     $18.870
                                                               =======     =======       =======    =======     =======

Total return(2)                                                (17.90%)    (25.00%)       64.37%     25.07%      24.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $213,433    $262,451      $257,834    $64,615     $61,275
Ratio of expenses to average net assets                          1.16%       1.05%         1.01%      1.17%       1.09%
Ratio of net investment loss to average net assets              (0.62%)     (0.39%)       (0.52%)    (0.59%)     (0.45%)
Portfolio turnover                                                 47%         50%           77%        86%        114%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                                     Delaware Trend Fund
   to Financial Statements                                June 30, 2002

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series, Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund, and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Trend Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers, Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation by investing primarily in securities of emerging or other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, twice a year.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $31,740 for the year ended June 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended June 30, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At June 30, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC           $ 76,304
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC     $137,609
Other expenses payable to DMC and affiliates       $206,305

For the year ended June 30, 2002, DDLP earned $64,865 for commissions on sales of the Fund's Class A shares.

Notes                                                      Delaware Trend Fund
   to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended June 30, 2002 the Fund made purchases of $805,656,013 and sales of $579,704,695 of investment securities other than short-term investments.

At June 30, 2002, the cost of investments for federal income tax purposes was $1,305,799,410 At June 30, 2002, net unrealized appreciation was $73,118,882, of which $262,025,104 related to unrealized appreciation of investments and $188,906,222 related to unrealized depreciation of investments.

4. Dividends and
Distribution Information Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                                        6/30/02      6/30/01
Long-term capital gain                    --       $119,695,648

As of June 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                      $1,541,357,564
Capital loss carryforwards                           (211,845,817)
Post-October losses                                   (29,901,300)
Unrealized appreciation of investments                 73,118,882
                                                   --------------
Net assets                                         $1,372,729,329
                                                   ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,459,537 expires in 2009 and $206,386,280 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through June 30, 2002 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                      Year Ended
                                                 6/30/02         6/30/01
Shares sold:
Class A                                        19,165,631      17,227,703
Class B                                         2,572,441       6,517,733
Class C                                         3,606,931       5,290,491
Institutional Class                             5,351,177       8,595,810

Shares issued upon reinvestment of
dividends and distributions:
Class A                                                --       2,601,518
Class B                                                --         768,021
Class C                                                --         243,996
Institutional Class                                    --         753,571
                                              -----------     -----------
                                               30,696,180      41,998,843
                                              -----------     -----------
Shares repurchased:
Class A                                       (11,056,406)     (8,525,184)
Class B                                        (2,707,599)     (2,342,157)
Class C                                        (1,752,796)     (1,376,709)
Institutional Class                            (5,476,904)     (5,191,736)
                                              -----------     -----------
                                              (20,993,705)    (17,435,786)
                                              -----------     -----------
Net increase                                    9,702,475      24,563,057
                                              ===========     ===========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of June 30, 2002, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P.Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group

Notes                                                     Delaware Trend Fund
   to Financial Statements (continued)

or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at June 30, 2002 was $248,441,267 and $248,993,775, respectively.

8. Credit and Market Risks

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Report
   of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds III - Delaware Trend Fund

We have audited the accompanying statement of net assets of Delaware Trend Fund (the "Fund") as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Trend Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 9, 2002

Board of Trustees/Officers
   Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                       Principal                  Number of              Other
     Name,                    Position(s)                             Occupation(s)           Portfolios in Fund      Directorships
   Address                     Held with       Length of Time            During                Complex Overseen          Held by
and Birthdate                   Fund(s)          Served                Past 5 Years               by Trustee             Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)   Chairman            2 Year           Since January 1, 2000,             89                  None
  2005 Market Street         and Trustee                             Mr. Haldeman has
  Philadelphia, PA                                                   served in various
     19103                                                      capacities at different times
                                                                  at Delaware Investments(2)

October 29, 1948                                                 President/Chief Operating
                                                                     Officer/Director--
                                                                  United Asset Management
                                                               (January 1998 - January 2000)

                                                                    Partner/Director--
                                                                   Cooke and Bieler, Inc.
                                                                  (Investment Management)
                                                                (June 1974 - January 1998)

  David K. Downes(3)          President,          9 Years -             Mr. Downes has               107       Director/President -
 2005 Market Street        Chief Executive   Executive Officer       served in various                           Lincoln National
 Philadelphia, PA              Officer,                            executive capacities                       Convertible Securities
    19103                 Chief Financial     3 Years - Trustee       at different times                            Fund, Inc.
                         Officer and Trustee                       at Delaware Investments

January 8, 1940                                                                                                 Director/President -
                                                                                                                  Lincoln National
                                                                                                                  Income Fund, Inc.
Independent Trustees

 Walter P. Babich             Trustee             12 Years            Board Chairman -               107                  None
460 North Gulph Road                                              Citadel Constructors, Inc.
King of Prussia, PA                                                  (1989 - Present)
      19406

October 1, 1927

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                       Principal                  Number of              Other
     Name,                    Position(s)                             Occupation(s)           Portfolios in Fund      Directorships
   Address                     Held with       Length of Time            During                Complex Overseen          Held by
and Birthdate                   Fund(s)          Served                Past 5 Years               by Trustee             Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

John H. Durham                   Trustee         23 Years(4)          Private Investor                 107              Trustee -
 P.O. Box 819                                                                                                      Abington Memorial
Gwynedd Valley, PA                                                                                                     Hospital
     19437
                                                                                                                President/Director -
August 7, 1937                                                                                                    22 WR Corporation

  John A. Fry                    Trustee          1 Year                 President--                    89             Director -
 P.O. Box 3003                                                   Franklin & Marshall College                      Sovereign Bancorp
 Lancaster, PA                                                      (June 2002 - Present)
     17604                                                                                                              Director -
                                                                                                                    Sovereign Bank

May 28, 1960                                                       Executive Vice President--
                                                                   University of Pennsylvania
                                                                    (April 1995 - June 2002)

Anthony D. Knerr                 Trustee         12 Years           Founder/Managing Director -        107                 None
500 Fifth Avenue                                                     Anthony Knerr & Associates
 New York, NY                                                          (Strategic Consulting)
    10110                                                                 (1990 - Present)

December 7, 1938

  Ann R. Leven                   Trustee         13 Years        Treasurer/Chief Fiscal Officer -      107            Director -
785 Park Avenue                                                         National Gallery of Art                  Recoton Corporation
  New York, NY                                                               (1994 - 1999)
     10021                                                                                                              Director -
                                                                                                                      Systemax, Inc.
November 1, 1940
                                                                                                                    Director - Andy
                                                                                                                   Warhol Foundation

 Thomas F. Madison               Trustee          8 Years                President/Chief               107      Director - Valmont
200 South Fifth Street                                                    Executive Officer -                       Industries, Inc.
    Suite 2100                                                            MLM Partners, Inc.
  Minneapolis, MN                                                     (Small Business Investing                      Director - ACI
       55402                                                                 and Consulting)                       Telecentrics Inc.
                                                                       (January 1993 - Present)

February 25, 1936                                                                                                 Director - Digital
                                                                                                                      River Inc.

                                                                                                                   Director - Rimage
                                                                                                                     Corporation

                                                                       Principal                  Number of              Other
     Name,                    Position(s)                             Occupation(s)           Portfolios in Fund      Directorships
   Address                     Held with       Length of Time            During                Complex Overseen          Held by
and Birthdate                   Fund(s)          Served                Past 5 Years               by Trustee             Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

 Janet L. Yeomans               Trustee          3 Years         Vice President Treasurer -           107                  None
Building 220-13W-37                                                    3M Corporation
  St. Paul, MN                                                       (July 1995 - Present)
    55144

July 31, 1948                                                       Ms. Yeomans has held
                                                                     various management
                                                                 positions at 3M Corporation
                                                                          since 1983.
Officers

 William E. Dodge           Executive Vice       2 Years         Executive Vice President and          107                 None
2005 Market Street          President and                          Chief Investment Officer -
 Philadelphia, PA          Chief Investment                           Equity of Delaware
      19103                Officer - Equity                    Investment Advisers, a series of
                                                                        Delaware Management
June 29, 1949                                                           Business Trust
                                                                    (April 1999 - Present)

                                                                      President, Director
                                                                        of Marketing and
                                                                  Senior Portfolio Manager -
                                                                  Marvin & Palmer Associates
                                                                   (Investment Management)
                                                                   (August 1996 - April 1999)

 Jude T. Driscoll          Executive Vice        1 Year           Executive Vice President and         107                 None
2005 Market Street         President and                             Head of Fixed-Income of
 Philadelphia, PA             Head of                            Delaware Investment Advisers,
     19103                 Fixed-Income                               a series of Delaware
                                                                     Management Business Trust
March 10, 1963                                                      (August 2000 - Present)

                                                                   Senior Vice President and
                                                                 Director of Fixed-Income Process -
                                                                    Conseco Capital Management
                                                                   (June 1998 - August 2000)

                                                                        Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

Richard J. Flannery    Executive Vice President,  5 Years           Mr. Flannery has served in         107                 None
2005 Market Street       General Counsel and                        various executive capacities
 Philadelphia, PA     Chief Administrative Officer                     at different times at
     19103                                                            Delaware Investments.

September 30, 1957

                                                                       Principal                  Number of              Other
     Name,                    Position(s)                             Occupation(s)           Portfolios in Fund      Directorships
   Address                     Held with       Length of Time            During                Complex Overseen          Held by
and Birthdate                   Fund(s)          Served                Past 5 Years               by Trustee             Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

Richelle S. Maestro     Senior Vice President,    9 Years         Ms. Maestro has served in           107                  None
2005 Market Street      Deputy General Counsel                  various executive capacities
 Philadelphia, PA           and Secretary                           at different times at
      19103                                                          Delaware Investments.

November 26, 1957

Michael P. Bishof       Senior Vice President     6 Years          Mr. Bishof has served in           107                  None
2005 Market Street          and Treasurer                         various executive capacities
Philadelphia, PA                                                       at different time at
     19103                                                            Delaware Investments.

August 18, 1962

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                             Affiliated Officers                          Contact Information
Charles E. Haldeman, Jr.                      William E. Dodge                             Investment Manager
Chairman                                      Executive Vice President and                 Delaware Management Company
Delaware Investments Family of Funds          Chief Investment Officer, Equity             Philadelphia, PA
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA                             International Affiliate
Walter P. Babich                                                                           Delaware International Advisers Ltd.
Board Chairman                                Jude T. Driscoll                             London, England
Citadel Constructors, Inc.                    Executive Vice President and
King of Prussia, PA                           Head of Fixed Income                         National Distributor
                                              Delaware Investments Family of Funds         Delaware Distributors, L.P.
David K. Downes                               Philadelphia, PA                             Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds          Richard J. Flannery                          Shareholder Servicing, Dividend
Philadelphia, PA                              President and Chief Executive Officer        Disbursing and Transfer Agent
                                              Delaware Distributors, L.P.                  Delaware Service Company, Inc.
John H. Durham                                Philadelphia, PA                             2005 Market Street
Private Investor                                                                           Philadelphia, PA 19103-7094
Gwynedd Valley, PA                            Richelle S. Maestro
                                              Senior Vice President,                       For Shareholders
John A. Fry                                   Deputy General Counsel and Secretary         800 523-1918
President                                     Delaware Investments Family of Funds
Franklin & Marshall College                   Philadelphia, PA                             For Securities Dealers and Financial
Lancaster, PA                                                                              Institutions Representatives Only
                                              Michael P. Bishof                            800 362-7500
Anthony D. Knerr                              Senior Vice President and Treasurer
Consultant                                    Delaware Investments Family of Funds         Web site
Anthony Knerr & Associates                    Philadelphia, PA                             www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6401)                                                                          Printed in the USA
AR-003 [6/02] BUR 8/02                                                          J8453
